UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 17, 2014

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On July 13, 2014, Kodiak Oil & Gas Corp. (“Kodiak” or the “Company”) entered into an arrangement agreement with Whiting Petroleum Corporation (“Whiting”) and a wholly-owned subsidiary of Whiting (“Whiting Canadian Sub”) whereby Whiting Canadian Sub would acquire all of the outstanding Kodiak common shares as part of a plan of arrangement (the “Arrangement”).  In connection with the Arrangement, Whiting solicited and received the required consents of the holders of Kodiak’s outstanding $800,000,000 aggregate principal amount of 8.125% Senior Notes Due 2019 (the “2019 Notes”), $350,000,000 aggregate principal amount of 5.500% Senior Notes Due 2021 (the “2021 Notes”) and $400,000,000 aggregate principal amount of 5.500% Senior Notes Due 2022 (the “2022 Notes” and, together with the 2019 Notes and 2021 Notes, the “Kodiak Notes”), to adopt certain amendments to the indentures (the “Kodiak Indentures”) under which the Kodiak Notes were issued (the “Consent Solicitations”).    In connection with the Consent Solicitations, Whiting offered to (i) issue an unconditional and irrevocable guarantee (the “Whiting Guarantee”) of the prompt payment, when due, of any amount owed to the holders of the Kodiak Notes under the Kodiak Notes and the Kodiak Indentures and any other amounts due pursuant to the Kodiak Indentures and (ii) make a cash payment in respect of consents delivered in the Consent Solicitations (the “Consent Solicitations and Offers to Guarantee”).  The Consent Solicitations and Offers to Guarantee expired at 5:00 p.m., New York City time, on October 17, 2014 and all required consents were received.

On October 17, 2014, Kodiak, Whiting, Kodiak’s subsidiary guarantors, U.S. Bank National Association, as trustee, and Computershare Trust Company of Canada, as Canadian trustee, entered into supplemental indentures (the “Supplemental Indentures”) to each Kodiak Indenture that include the amendments to the Kodiak Indenture and the Whiting Guarantee.  The Supplemental Indentures became effective on October 17, 2014, but the amendments will not become operative and the Whiting Guarantee will not be issued until the completion of the Arrangement.

The foregoing description of the Supplemental Indentures is qualified in its entirety by the full text of the Supplemental Indentures, which are filed as Exhibits 4.1, 4.2 and 4.3 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

4.1

First Supplemental Indenture, dated as of October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Finance, LLC, KOG Oil & Gas ULC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the 8.125% Senior Notes Due 2019

4.2

First Supplemental Indenture, dated as of October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Finance, LLC, KOG Oil & Gas ULC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the 5.500% Senior Notes Due 2021

4.3

First Supplemental Indenture, dated as of October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Finance, LLC, KOG Oil & Gas ULC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the 5.500% Senior Notes Due 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

	By:	/s/ James P. Henderson
James P. Henderson
Date: October 17, 2014		Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

First Supplemental Indenture, dated as of October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Finance, LLC, KOG Oil & Gas ULC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the 8.125% Senior Notes Due 2019

4.2

First Supplemental Indenture, dated as of October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Finance, LLC, KOG Oil & Gas ULC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the 5.500% Senior Notes Due 2021

4.3

First Supplemental Indenture, dated as of October 17, 2014, among Kodiak Oil & Gas Corp., Kodiak Oil & Gas (USA) Inc., Kodiak Williston, LLC, KOG Finance, LLC, KOG Oil & Gas ULC, U.S. Bank National Association, as trustee, Computershare Trust Company of Canada, as Canadian trustee, and Whiting Petroleum Corporation, relating to the 5.500% Senior Notes Due 2022